                                  Exhibit 10

                              Material Contracts

        (a)  Employment Contracts between the bank and Messrs.
             Meredith, Opsal, Nassif, and Ms. Rose

        (b)  1993 Stock Option and Incentive Plan

        (c)  Recognition and Retention Plan

        (d)  Salary Continuation Plan

                 EMPLOYMENT AGREEMENT, AS AMENDED AND RESTATED
                 ---------------------------------------------


     THIS EMPLOYMENT AGREEMENT ("Agreement"), originally made and entered into as of the 5th day of January, 1994 and subsequently amended and restated as of the 19th day of January, 1996, by and between GRINNELL FEDERAL SAVINGS BANK, Grinnell, Iowa (hereinafter referred to as the "Bank") and LeRoy E. Meredith (the "Employee");

     WHEREAS, the Employee is currently serving as Chairman of the Board of the Bank; and

     WHEREAS, the Board of Directors of the Bank recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Bank and/or its holding company, GFS Bancorp, Inc. (the "Holding Company") may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Bank, the Holding Company and its stockholders; and

     WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Holding Company, although no such change is now contemplated; and

     WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 4 hereof;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

     1.  Employment.  The Employee will be employed as Chairman of the Board of
         ----------
the Bank. As Chairman of the Board, Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have other powers and duties as may from time to time be prescribed by the Board, provided that such duties are consistent with the Employee's position as Chairman of the Board. The Employee shall continue to devote his best efforts and substantially all his business time and attention to the business and affairs of the Bank and its subsidiaries and affiliated companies.

     2.  Compensation.
         ------------

         (a) Salary.  The Bank agrees to pay the Employee during the term of
             ------
this Agreement a salary established by the Board of Directors. The salary hereunder as of the Commencement Date (as defined in Section 4 hereof) shall be at least equal to the Employee's salary in effect immediately prior to the Commencement Date. The salary provided for herein shall be payable not less frequently than bi-monthly in accordance with the practices of the Bank, provided, however, that no such salary is required to be paid by the terms of this Agreement in respect of any month or portion thereof subsequent to the termination of this Agreement and provided further, that the amount of such salary shall be reviewed by the Board of Directors not less often than annually and may be increased (but not decreased) from time to time in such amounts as the Board of Directors in its discretion may decide, subject to the customary withholding tax and other employee taxes as required with respect to compensation paid by a corporation to an employee.

         (b) Discretionary Bonuses.  The Employee shall be entitled to
             ---------------------
participate in an equitable manner with all other executive officers of the Bank in discretionary bonuses as authorized and declared by the Board of Directors of the Bank to its executive employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such bonuses when and as declared by the Board of Directors.

         (c) Expenses.  During the term of his employment hereunder, the
             --------
Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with policies and procedures at least as favorable to the Employee as those presently applicable to the senior executive officers of the Bank) in performing services hereunder, provided that the Employee properly accounts therefor in accordance with Bank policy.

         (d) Salary and Bonuses Following Change in Control.  Notwithstanding
             ----------------------------------------------
any other provisions of this Agreement to the contrary, in the event of the Employee's continued employment with the Bank or a successor following a change in control as defined in Section 8(c) of this Agreement, the Employee shall be entitled to receive salary and discretionary bonuses at least equal to the average salary and bonuses received by him for the three years preceding the change in control.

     3.  Benefits.
         --------

         (a) Participation in Retirement and Employee Benefit Plans.  The
             ------------------------------------------------------
Employee shall be entitled while employed hereunder to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's executive employees or for its employees generally.

         (b) Fringe Benefits.  The Employee shall be eligible while employed
             ---------------
hereunder to participate in, and receive benefits under, any other fringe benefits which are or may become applicable to the Bank's executive employees or to its employees generally.

     4.  Term.  The term of employment under this Agreement shall be a period of
         ----
three (3) years commencing on the date of completion of the conversion (the "Conversion") of the Bank from mutual to stock form (the "Commencement Date"), subject to earlier termination as provided herein. Beginning on the first anniversary of the Commencement Date, and on each anniversary thereafter, the term of employment under this Agreement shall be extended for a period of one year unless either the Bank or the Employee gives contrary written notice to the other not less than 90 days in advance of the date on which the term of employment under this Agreement would otherwise be extended, provided that such
                                                             --------
term will not be automatically extended unless, prior thereto, such extension is approved by the Board of Directors following the Board's review of a formal performance evaluation of the Employee performed by the disinterested members of the Board of Directors of the Bank and reflected in the minutes of the Board of Directors. Reference herein to the term of employment under this Agreement shall refer to both such initial term and such extended terms.

     5.  Vacations.  The Employee shall be entitled, without loss of pay, to
         ---------
absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

         (a) the Employee shall be entitled to an annual vacation of not less than four (4) weeks per year;

         (b) the timing of vacations shall be scheduled in a reasonable manner by the Employee; and

         (c) solely at the Employee's request, the Board of Directors shall be entitled to grant to the Employee a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board, in its discretion, may determine.

     6.  Termination of Employment; Death.
         --------------------------------

         (a) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Bank's Board of Directors, other than termination for cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement. If the employment of the Employee is involuntarily terminated, other than for "cause" as provided in this Section 6(a) or pursuant to any of Sections 6(d) through 6(g), or by reason of death or disability as provided in Sections 6(c) or 7, or in connection with or following a change in control as provided in Section 8(a) (in which event the benefits and compensation provided for in Section 8(a) shall apply), the Employee shall be entitled to receive, (i) his then applicable salary for the then-remaining term of the Agreement as calculated in accordance with Section 4 hereof (including any renewal term), plus such salary for an additional 12-month period, payable in such manner and at such times as such salary would have been payable to the Employee under Section 2 had he remained in the employ of the Bank, and (ii) health insurance benefits as maintained by the Bank for the benefit of its senior executive employees generally over the then-remaining term of the Agreement as calculated in accordance with Section 4 hereof. Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under this Section 6(a) shall be reduced to the extent that on the date of the Employee's termination of employment, the present value of the benefits payable under clauses (a)(i) and (ii) hereof exceeds the limitation on benefits that is set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision ("OTS"), as in effect on the date of the restatement of this Agreement.

         The terms "termination" or involuntarily terminated" in this Agreement shall refer to the termination of the employment of Employee without his express written consent. The Employee shall be considered to be involuntarily terminated (1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 6(a), pursuant to any of Sections 6(d) through 6(g) or by reason of death or disability as provided in Sections 6(c) and 7; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as Chairman of the Board of the Bank. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee, to a location more than 30 miles from the Bank's main office;
(ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee, other than as part of a Bank or Holding Company-wide reduction in staff; (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Holding Company; or (iv) a failure to elect or reelect the Employee to the Board of Directors of the Bank or the Holding Company.

         In case of termination of the Employee's employment for cause, the Bank shall pay the Employee his salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause. For purposes of this Agreement, termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), such meeting and the opportunity to be heard to be held prior to, or as soon as practicable following, termination, but in no event later than 60 days following such termination, stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

         (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon 90 days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee his salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement. The provisions of this Section 6(b) shall not apply to the Employee's voluntary termination of employment within 30 days following a change in control under Section 8(b) of this Agreement; voluntary termination of employment in such circumstances shall be governed by Section 8(b).

         (c) In the event of the death of the Employee during the term of employment under this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of the calendar month in which his death shall have occurred, and the term of employment under this Agreement shall end on such last day of the month.

         (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. (S) 1818(e)(3); (g)(1), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of the obligations which were suspended.

         (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. (S) 1818(e)(4);
(g)(1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

         (f) If the Bank becomes in default (as defined in Section 3(x)(1) of the FDIA, 12 U.S.C. (S) 1813(x)(1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

         (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the OTS or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. (S) 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         (h) In the event the Bank purports to terminate the Employee for cause, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 16 that cause did not exist for such termination, or if in any event it is determined by any such court or arbitrator that the Bank has failed to make timely payment of any amounts owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

     7.  Disability.  If during the term of employment hereunder the Employee
         ----------
shall become disabled or incapacitated to the extent that he is unable to perform the duties of the Chairman of the Board, he shall be entitled to receive disability benefits of the type provided for other senior executive employees of the Bank.

     8.  Change in Control.
         -----------------

         (a) Involuntary Termination.  Notwithstanding any provision herein to
             -----------------------
the contrary, if the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 6(c) through 6(g) or Section 7 of this Agreement) in connection with or within 12 months after a change in control which occurs at any time during the term of employment under this Agreement, the Bank shall pay to the Employee in a lump sum in cash within 10 business days after the Date of Termination (as hereinafter defined) of employment an amount equal to 299% of the Employee's "base amount" of compensation, as defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the
"Code").

         (b) Voluntary Termination.  If the Employee voluntarily terminates his
             ---------------------
employment hereunder in connection with or within 30 days following a change in control which occurs at any time during the term of employment under this Agreement, the Employee shall be entitled to receive the payment provided by
Section 8(a) hereof in the manner provided by Section 8(a) hereof.

         (c) Definitions.  For purposes of Sections 8, 9 and 11 of this
             -----------
Agreement, "Date of Termination" means the earlier of (i) the date upon which the Bank gives notice to the Employee of the termination of his employment with the Bank, or (ii) the date upon which the Employee ceases to serve as an Employee of the Bank; and "change in control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Holding Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Holding Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Holding Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Holding Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Holding Company itself shall not constitute a "change in control"), or (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Holding Company or the Bank (the "Existing Board") (the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under this Section 8 shall be reduced to the extent that on the date of the Employee's termination of employment, the amount payable under Subsection (a) or (b) of this Section 8 exceeds the limitation on severance benefits that is set forth in Regulatory Bulletin 27a of the OTS, as in effect on the date of the restatement of this Agreement.

     9.  Certain Reduction of Payments by the Bank.  (a)  Anything in this
         -----------------------------------------
Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of
Section 280G of the Code. For purposes of this Section 9, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

         (b) All determinations required to be made under this Section 9 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals or recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on his federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 9, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 9 and shall notify the Employee promptly of such election. Within five business days of the earlier of (i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 9.

         (c) As a result of uncertainty in application of Section 280G of the Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which
                                                                -- ------
the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) The total of payments to the Employee in the event of involuntary termination of employment under Section 6(a) and Section 8(a) shall not exceed three times his average annual compensation from the Bank over the five most recent taxable years (or, if employed by the Bank for a shorter period, over the period of his employment by the Bank).

         (e) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         (f) (1) Within five business days before or after a change in control as defined in Section 8(c) of this Agreement which was not approved in advance by a resolution of a majority of the Continuing Directors of the Bank, the Bank shall (i) deposit, or cause to be deposited, in a grantor trust (the "Trust) substantially in the form described in Revenue Procedure 92-64, as issued by the Internal Revenue Service and as amended or superseded thereby, an amount equal to 299% of the Employee's "base amount" as defined in Section 280G(b)(3) of the Code, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

             (2) During the twelve (12) consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to Section 8(a) or (b). Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 8(a) or (b) hereof, and the party responsible for the payment of the costs of such arbitration (which may include any reasonable legal fees and expenses incurred by the Employee) shall be determined by the arbitrator. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making her determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

             (3) Upon the earlier of (i) any payment from the Trust to the Employee, or (ii) the date twelve (12) months after the date on which the Bank makes the deposit referred to in the first paragraph of this subsection (d)(1), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust pursuant to this Agreement.

         (g) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 8, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 8 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     10.  No Assignments.
          --------------

          (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 8(a) hereof. For purposes of implementing the provisions of this Section 10(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

         (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

     11.  Notice.  For the purposes of this Agreement, notices and all other
          ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the Bank, to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or, in the case of the Employee, to the home address most recently provided to the Bank by the Employee.

     12.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless in writing and signed by both parties, except as herein otherwise provided.

     13.  Paragraph Headings.  The paragraph headings used in this Agreement are
          ------------------
included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
United States to the extent applicable and otherwise by the laws of the State of Iowa.

     16.  Arbitration.  Any dispute or controversy arising under or in
          -----------
connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and the year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                     GRINNELL FEDERAL SAVINGS BANK


                             By:     -------------------------------------


                                     EMPLOYEE


                                     -------------------------------------
                                     LeRoy E. Meredith

                 EMPLOYMENT AGREEMENT, AS AMENDED AND RESTATED
                 ---------------------------------------------


     THIS EMPLOYMENT AGREEMENT ("Agreement"), originally made and entered into as of the 5th day of January, 1994 and subsequently amended and restated as of the 19th day of January, 1996, by and between GRINNELL FEDERAL SAVINGS BANK, Grinnell, Iowa (hereinafter referred to as the "Bank") and Steven L. Opsal (the "Employee");

     WHEREAS, the Employee is currently serving as President and Chief Executive Officer of the Bank; and

     WHEREAS, the Board of Directors of the Bank recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Bank and/or its holding company, GFS Bancorp, Inc. (the "Holding Company") may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Bank, the Holding Company and its stockholders; and

     WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Holding Company, although no such change is now contemplated; and

     WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 4 hereof;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

     1.  Employment.  The Employee will be employed as President and Chief
         ----------
Executive Officer of the Bank. As President and Chief Executive Officer, Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have other powers and duties as may from time to time be prescribed by the Board, provided that such duties are consistent with the Employee's position as President and Chief Executive Officer. The Employee shall continue to devote his best efforts and substantially all his business time and attention to the business and affairs of the Bank and its subsidiaries and affiliated companies.

     2.  Compensation.
         ------------

         (a) Salary.  The Bank agrees to pay the Employee during the term of
             ------
this Agreement a salary established by the Board of Directors. The salary hereunder as of the Commencement Date (as defined in Section 4 hereof) shall be at least equal to the Employee's salary in effect immediately prior to the Commencement Date. The salary provided for herein shall be payable not less frequently than bi-monthly in accordance with the practices of the Bank, provided, however, that no such salary is required to be paid by the terms of this Agreement in respect of any month or portion thereof subsequent to the termination of this Agreement and provided further, that the amount of such salary shall be reviewed by the Board of Directors not less often than annually and may be increased (but not decreased) from time to time in such amounts as the Board of Directors in its discretion may decide, subject to the customary withholding tax and other employee taxes as required with respect to compensation paid by a corporation to an employee.

         (b) Discretionary Bonuses.  The Employee shall be entitled to
             ---------------------
participate in an equitable manner with all other executive officers of the Bank in discretionary bonuses as authorized and declared by the Board of Directors of the Bank to its executive employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such bonuses when and as declared by the Board of Directors.

         (c) Expenses.  During the term of his employment hereunder, the
             --------
Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with policies and procedures at least as favorable to the Employee as those presently applicable to the senior executive officers of the Bank) in performing services hereunder, provided that the Employee properly accounts therefor in accordance with Bank policy.

     (d) Salary and Bonuses Following Change in Control.  Notwithstanding any
         ----------------------------------------------
other provisions of this Agreement to the contrary, in the event of the Employee's continued employment with the Bank or a successor following a change in control as defined in Section 8(c) of this Agreement, the Employee shall be entitled to receive salary and discretionary bonuses at least equal to the average salary and bonuses received by him for the three years preceding the change in control.

     3.  Benefits.
         --------

         (a) Participation in Retirement and Employee Benefit Plans.  The
             ------------------------------------------------------
Employee shall be entitled while employed hereunder to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's executive employees or for its employees generally.

         (b) Fringe Benefits.  The Employee shall be eligible while employed
             ---------------
hereunder to participate in, and receive benefits under, any other fringe benefits which are or may become applicable to the Bank's executive employees or to its employees generally.

     4.  Term.  The term of employment under this Agreement shall be a period of
         ----
three (3) years commencing on the date of completion of the conversion (the "Conversion") of the Bank from mutual to stock form (the "Commencement Date"), subject to earlier termination as provided herein. Beginning on the first anniversary of the Commencement Date, and on each anniversary thereafter, the term of employment under this Agreement shall be extended for a period of one year unless either the Bank or the Employee gives contrary written notice to the other not less than 90 days in advance of the date on which the term of employment under this Agreement would otherwise be extended, provided that such
                                                             --------
term will not be automatically extended unless, prior thereto, such extension is approved by the Board of Directors following the Board's review of a formal performance evaluation of the Employee performed by the disinterested members of the Board of Directors of the Bank and reflected in the minutes of the Board of Directors. Reference herein to the term of employment under this Agreement shall refer to both such initial term and such extended terms.

     5.  Vacations.  The Employee shall be entitled, without loss of pay, to
         ---------
absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

         (a) the Employee shall be entitled to an annual vacation of not less than four (4) weeks per year;

         (b) the timing of vacations shall be scheduled in a reasonable manner by the Employee; and

         (c) solely at the Employee's request, the Board of Directors shall be entitled to grant to the Employee a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board, in its discretion, may determine.

     6.  Termination of Employment; Death.
         --------------------------------

         (a) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Bank's Board of Directors, other than termination for cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement. If the employment of the Employee is involuntarily terminated, other than for "cause" as provided in this Section 6(a) or pursuant to any of Sections 6(d) through 6(g), or by reason of death or disability as provided in Sections 6(c) or 7, or in connection with or following a change in control as provided in Section 8(a) (in which event the benefits and compensation provided for in Section 8(a) shall apply), the Employee shall be entitled to receive, (i) his then applicable salary for the then-remaining term of the Agreement as calculated in accordance with Section 4 hereof (including any renewal term), plus such salary for an additional 12-month period, payable in such manner and at such times as such salary would have been payable to the Employee under
Section 2 had he remained in the employ of the Bank, and (ii) health insurance benefits as maintained by the Bank for the benefit of its senior executive employees generally over the then-remaining term of the Agreement as calculated in accordance with Section 4 hereof. Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under this
Section 6(a) shall be reduced to the extent that on the date of the Employee's termination of employment, the present value of the benefits payable under clauses (a)(i) and (ii) hereof exceeds the limitation on benefits that is set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision ("OTS"), as in effect on the date of the restatement of this Agreement.

     The terms "termination" or involuntarily terminated" in this Agreement shall refer to the termination of the employment of Employee without his express written consent. The Employee shall be considered to be involuntarily terminated (1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 6(a), pursuant to any of Sections 6(d) through 6(g) or by reason of death or disability as provided in Sections 6(c) and 7; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as President and Chief Executive Officer of the Bank. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee, to a location more than 30 miles from the Bank's main office;
(ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee, other than as part of a Bank or Holding Company-wide reduction in staff; (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Holding Company; or (iv) a failure to elect or reelect the Employee to the Board of Directors of the Bank or the Holding Company.

     In case of termination of the Employee's employment for cause, the Bank shall pay the Employee his salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause. For purposes of this Agreement, termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), such meeting and the opportunity to be heard to be held prior to, or as soon as practicable following, termination, but in no event later than 60 days following such termination, stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

     (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon 90 days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee his salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement. The provisions of this Section 6(b) shall not apply to the Employee's voluntary termination of employment within 30 days following a change in control under Section 8(b) of this Agreement; voluntary termination of employment in such circumstances shall be governed by Section 8(b).

         (c) In the event of the death of the Employee during the term of employment under this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of the calendar month in which his death shall have occurred, and the term of employment under this Agreement shall end on such last day of the month.

         (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. (S) 1818(e)(3); (g)(1), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of the obligations which were suspended.

         (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. (S) 1818(e)(4);
(g)(1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

         (f) If the Bank becomes in default (as defined in Section 3(x)(1) of the FDIA, 12 U.S.C. (S) 1813(x)(1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

         (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the OTS or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. (S) 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         (h) In the event the Bank purports to terminate the Employee for cause, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 16 that cause did not exist for such termination, or if in any event it is determined by any such court or arbitrator that the Bank has failed to make timely payment of any amounts owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

     7.  Disability.  If during the term of employment hereunder the Employee
         ----------
shall become disabled or incapacitated to the extent that he is unable to perform the duties of the President and Chief Executive Officer, he shall be entitled to receive disability benefits of the type provided for other senior executive employees of the Bank.

     8.  Change in Control.
         -----------------

         (a) Involuntary Termination.  Notwithstanding any provision herein to
             -----------------------
the contrary, if the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 6(c) through 6(g) or Section 7 of this Agreement) in connection with or within 12 months after a change in control which occurs at any time during the term of employment under this Agreement, the Bank shall pay to the Employee in a lump sum in cash within 10 business days after the Date of Termination (as hereinafter defined) of employment an amount equal to 299% of the Employee's "base amount" of compensation, as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) Voluntary Termination.  If the Employee voluntarily terminates his
             ---------------------
employment hereunder in connection with or within 30 days following a change in control which occurs at any time during the term of employment under this Agreement, the Employee shall be entitled to receive the payment provided by
Section 8(a) hereof in the manner provided by Section 8(a) hereof.

         (c) Definitions.  For purposes of Sections 8, 9 and 11 of this
             -----------
Agreement, "Date of Termination" means the earlier of (i) the date upon which the Bank gives notice to the Employee of the termination of his employment with the Bank, or (ii) the date upon which the Employee ceases to serve as an Employee of the Bank; and "change in control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Holding Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Holding Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Holding Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Holding Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Holding Company itself shall not constitute a "change in control"), or (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Holding Company or the Bank (the "Existing Board") (the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under this Section 8 shall be reduced to the extent that on the date of the Employee's termination of employment, the amount payable under Subsection (a) or (b) of this Section 8 exceeds the limitation on severance benefits that is set forth in Regulatory Bulletin 27a of the OTS, as in effect on the date of the restatement of this Agreement.

     9.  Certain Reduction of Payments by the Bank.  (a)  Anything in this
         -----------------------------------------
Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of
Section 280G of the Code. For purposes of this Section 9, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

         (b) All determinations required to be made under this Section 9 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals or recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on his federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 9, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 9 and shall notify the Employee promptly of such election. Within five business days of the earlier of
(i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 9.

         (c) As a result of uncertainty in application of Section 280G of the Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which
                                                                -- ------
the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) The total of payments to the Employee in the event of involuntary termination of employment under Section 6(a) and Section 8(a) shall not exceed three times his average annual compensation from the Bank over the five most recent taxable years (or, if employed by the Bank for a shorter period, over the period of his employment by the Bank).

         (e) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         (f) (1) Within five business days before or after a change in control as defined in Section 8(c) of this Agreement which was not approved in advance by a resolution of a majority of the Continuing Directors of the Bank, the Bank shall (i) deposit, or cause to be deposited, in a grantor trust (the "Trust) substantially in the form described in Revenue Procedure 92-64, as issued by the Internal Revenue Service and as amended or superseded thereby, an amount equal to 299% of the Employee's "base amount" as defined in Section 280G(b)(3) of the Code, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

             (2) During the twelve (12) consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to Section 8(a) or (b). Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 8(a) or
(b) hereof, and the party responsible for the payment of the costs of such arbitration (which may include any reasonable legal fees and expenses incurred by the Employee) shall be determined by the arbitrator. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making her determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

             (3) Upon the earlier of (i) any payment from the Trust to the Employee, or (ii) the date twelve (12) months after the date on which the Bank makes the deposit referred to in the first paragraph of this subsection (d)(1), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust pursuant to this Agreement .

         (g) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 8, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 8 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

    10.  No Assignments.
         --------------

         (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 8(a) hereof. For purposes of implementing the provisions of this Section 10(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

         (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

    11.  Notice.  For the purposes of this Agreement, notices and all other
         ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the Bank, to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or, in the case of the Employee, to the home address most recently provided to the Bank by the Employee.

    12.  Amendments.  No amendments or additions to this Agreement shall be
         ----------
binding unless in writing and signed by both parties, except as herein otherwise provided.

     13.  Paragraph Headings.  The paragraph headings used in this Agreement are
          ------------------
included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
United States to the extent applicable and otherwise by the laws of the State of Iowa.

     16.  Arbitration.  Any dispute or controversy arising under or in
          -----------
connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and the year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                          GRINNELL FEDERAL SAVINGS BANK


                                    By:   ______________________________________


                                          EMPLOYEE


                                          ______________________________________
                                          Steven L. Opsal

                 EMPLOYMENT AGREEMENT, AS AMENDED AND RESTATED
                 ---------------------------------------------


     THIS EMPLOYMENT AGREEMENT ("Agreement"), originally made and entered into as of the 5th day of January, 1994 and subsequently amended and restated as of the 19th day of January, 1996, by and between GRINNELL FEDERAL SAVINGS BANK, Grinnell, Iowa (hereinafter referred to as the "Bank") and Katherine A. Rose (the "Employee");

     WHEREAS, the Employee is currently serving as Senior Vice President, Treasurer and Chief Financial Officer of the Bank; and

     WHEREAS, the Board of Directors of the Bank recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Bank and/or its holding company, GFS Bancorp, Inc. (the "Holding Company") may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Bank, the Holding Company and its stockholders; and

     WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Holding Company, although no such change is now contemplated; and

     WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 4 hereof;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

     1.  Employment.  The Employee will be employed as Senior Vice President,
         ----------
Treasurer and Chief Financial Officer of the Bank. As Senior Vice President, Treasurer and Chief Financial Officer, Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have other powers and duties as may from time to time be prescribed by the Board, provided that such duties are consistent with the Employee's position as Senior Vice President, Treasurer and Chief Financial Officer. The Employee shall continue to devote his best efforts and substantially all his business time and attention to the business and affairs of the Bank and its subsidiaries and affiliated companies.

     2.  Compensation.
         ------------

         (a) Salary.  The Bank agrees to pay the Employee during the term of
             ------
this Agreement a salary established by the Board of Directors. The salary hereunder as of the Commencement Date (as defined in Section 4 hereof) shall be at least equal to the Employee's salary in effect immediately prior to the Commencement Date. The salary provided for herein shall be payable not less frequently than bi-monthly in accordance with the practices of the Bank, provided, however, that no such salary is required to be paid by the terms of this Agreement in respect of any month or portion thereof subsequent to the termination of this Agreement and provided further, that the amount of such salary shall be reviewed by the Board of Directors not less often than annually and may be increased (but not decreased) from time to time in such amounts as the Board of Directors in its discretion may decide, subject to the customary withholding tax and other employee taxes as required with respect to compensation paid by a corporation to an employee.

         (b) Discretionary Bonuses.  The Employee shall be entitled to
             ---------------------
participate in an equitable manner with all other executive officers of the Bank in discretionary bonuses as authorized and declared by the Board of Directors of the Bank to its executive employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such bonuses when and as declared by the Board of Directors.

         (c) Expenses.  During the term of his employment hereunder, the
             --------
Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with policies and procedures at least as favorable to the Employee as those presently applicable to the senior executive officers of the Bank) in performing services hereunder, provided that the Employee properly accounts therefor in accordance with Bank policy.

         (d) Salary and Bonuses Following Change in Control.  Notwithstanding
             ----------------------------------------------
any other provisions of this Agreement to the contrary, in the event of the Employee's continued employment with the Bank or a successor following a change in control as defined in Section 8(c) of this Agreement, the Employee shall be entitled to receive salary and discretionary bonuses at least equal to the average salary and bonuses received by him for the three years preceding the change in control.

     3.  Benefits.
         --------

         (a) Participation in Retirement and Employee Benefit Plans.  The
             ------------------------------------------------------
Employee shall be entitled while employed hereunder to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's executive employees or for its employees generally.

         (b) Fringe Benefits.  The Employee shall be eligible while employed
             ---------------
hereunder to participate in, and receive benefits under, any other fringe benefits which are or may become applicable to the Bank's executive employees or to its employees generally.

     4.  Term.  The term of employment under this Agreement shall be a period of
         ----
three (3) years commencing on the date of completion of the conversion (the "Conversion") of the Bank from mutual to stock form (the "Commencement Date"), subject to earlier termination as provided herein. Beginning on the first anniversary of the Commencement Date, and on each anniversary thereafter, the term of employment under this Agreement shall be extended for a period of one year unless either the Bank or the Employee gives contrary written notice to the other not less than 90 days in advance of the date on which the term of employment under this Agreement would otherwise be extended, provided that such
                                                             --------
term will not be automatically extended unless, prior thereto, such extension is approved by the Board of Directors following the Board's review of a formal performance evaluation of the Employee performed by the disinterested members of the Board of Directors of the Bank and reflected in the minutes of the Board of Directors. Reference herein to the term of employment under this Agreement shall refer to both such initial term and such extended terms.

     5.  Vacations.  The Employee shall be entitled, without loss of pay, to
         ---------
absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

         (a) the Employee shall be entitled to an annual vacation of not less than four (4) weeks per year;

         (b) the timing of vacations shall be scheduled in a reasonable manner by the Employee; and

         (c) solely at the Employee's request, the Board of Directors shall be entitled to grant to the Employee a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board, in its discretion, may determine.

     6.  Termination of Employment; Death.
         --------------------------------

         (a) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Bank's Board of Directors, other than termination for cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement. If the employment of the Employee is involuntarily terminated, other than for "cause" as provided in this Section 6(a) or pursuant to any of Sections 6(d) through 6(g), or by reason of death or disability as provided in Sections 6(c) or 7, or in connection with or following a change in control as provided in Section 8(a) (in which event the benefits and compensation provided for in Section 8(a) shall apply), the Employee shall be entitled to receive, (i) his then applicable salary for the then-remaining term of the Agreement as calculated in accordance with Section 4 hereof (including any renewal term), plus such salary for an additional 12-month period, payable in such manner and at such times as such salary would have been payable to the Employee under
Section 2 had he remained in the employ of the Bank, and (ii) health insurance benefits as maintained by the Bank for the benefit of its senior executive employees generally over the then-remaining term of the Agreement as calculated in accordance with Section 4 hereof. Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under this
Section 6(a) shall be reduced to the extent that on the date of the Employee's termination of employment, the present value of the benefits payable under clauses (a)(i) and (ii) hereof exceeds the limitation on benefits that is set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision ("OTS"), as in effect on the date of the restatement of this Agreement.

     The terms "termination" or involuntarily terminated" in this Agreement shall refer to the termination of the employment of Employee without his express written consent. The Employee shall be considered to be involuntarily terminated (1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 6(a), pursuant to any of Sections 6(d) through 6(g) or by reason of death or disability as provided in Sections 6(c) and 7; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as Senior Vice President, Treasurer and Chief Financial Officer of the Bank. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee, to a location more than 30 miles from the Bank's main office; (ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee, other than as part of a Bank or Holding Company-wide reduction in staff; (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Holding Company; or (iv) a failure to elect or reelect the Employee to the Board of Directors of the Bank or the Holding Company.

     In case of termination of the Employee's employment for cause, the Bank shall pay the Employee his salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause. For purposes of this Agreement, termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), such meeting and the opportunity to be heard to be held prior to, or as soon as practicable following, termination, but in no event later than 60 days following such termination, stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

     (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon 90 days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee his salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement. The provisions of this Section 6(b) shall not apply to the Employee's voluntary termination of employment within 30 days following a change in control under Section 8(b) of this Agreement; voluntary termination of employment in such circumstances shall be governed by Section 8(b).

         (c) In the event of the death of the Employee during the term of employment under this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of the calendar month in which his death shall have occurred, and the term of employment under this Agreement shall end on such last day of the month.

         (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. (S) 1818(e)(3); (g)(1), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of the obligations which were suspended.

         (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. (S) 1818(e)(4);
(g)(1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

         (f) If the Bank becomes in default (as defined in Section 3(x)(1) of the FDIA, 12 U.S.C. (S) 1813(x)(1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

         (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the OTS or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. (S) 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         (h) In the event the Bank purports to terminate the Employee for cause, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 16 that cause did not exist for such termination, or if in any event it is determined by any such court or arbitrator that the Bank has failed to make timely payment of any amounts owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

     7.  Disability.  If during the term of employment hereunder the Employee
         ----------
shall become disabled or incapacitated to the extent that he is unable to perform the duties of the Senior Vice President, Treasurer and Chief Financial Officer, he shall be entitled to receive disability benefits of the type provided for other senior executive employees of the Bank.

     8.  Change in Control.
         -----------------

         (a) Involuntary Termination.  Notwithstanding any provision herein to
             -----------------------
the contrary, if the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 6(c) through 6(g) or Section 7 of this Agreement) in connection with or within 12 months after a change in control which occurs at any time during the term of employment under this Agreement, the Bank shall pay to the Employee in a lump sum in cash within 10 business days after the Date of Termination (as hereinafter defined) of employment an amount equal to 299% of the Employee's "base amount" of compensation, as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) Voluntary Termination.  If the Employee voluntarily terminates his
             ---------------------
employment hereunder in connection with or within 30 days following a change in control which occurs at any time during the term of employment under this Agreement, the Employee shall be entitled to receive the payment provided by
Section 8(a) hereof in the manner provided by Section 8(a) hereof.

         (c) Definitions.  For purposes of Sections 8, 9 and 11 of this
             -----------
Agreement, "Date of Termination" means the earlier of (i) the date upon which the Bank gives notice to the Employee of the termination of his employment with the Bank, or (ii) the date upon which the Employee ceases to serve as an Employee of the Bank; and "change in control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Holding Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Holding Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Holding Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Holding Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Holding Company itself shall not constitute a "change in control"), or (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Holding Company or the Bank (the "Existing Board") (the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under this Section 8 shall be reduced to the extent that on the date of the Employee's termination of employment, the amount payable under Subsection (a) or (b) of this Section 8 exceeds the limitation on severance benefits that is set forth in Regulatory Bulletin 27a of the OTS, as in effect on the date of the restatement of this Agreement.

     9.  Certain Reduction of Payments by the Bank.  (a)  Anything in this
         -----------------------------------------
Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of
Section 280G of the Code. For purposes of this Section 9, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

         (b) All determinations required to be made under this Section 9 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals or recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on his federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 9, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 9 and shall notify the Employee promptly of such election. Within five business days of the earlier of
(i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 9.

         (c) As a result of uncertainty in application of Section 280G of the Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which
                                                                -- ------
the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) The total of payments to the Employee in the event of involuntary termination of employment under Section 6(a) and Section 8(a) shall not exceed three times his average annual compensation from the Bank over the five most recent taxable years (or, if employed by the Bank for a shorter period, over the period of his employment by the Bank).

         (e) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         (f) (1) Within five business days before or after a change in control as defined in Section 8(c) of this Agreement which was not approved in advance by a resolution of a majority of the Continuing Directors of the Bank, the Bank shall (i) deposit, or cause to be deposited, in a grantor trust (the "Trust) substantially in the form described in Revenue Procedure 92-64, as issued by the Internal Revenue Service and as amended or superseded thereby, an amount equal to 299% of the Employee's "base amount" as defined in Section 280G(b)(3) of the Code, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

             (2) During the twelve (12) consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to Section 8(a) or (b). Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 8(a) or
(b) hereof, and the party responsible for the payment of the costs of such arbitration (which may include any reasonable legal fees and expenses incurred by the Employee) shall be determined by the arbitrator. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making her determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

              (3) Upon the earlier of (i) any payment from the Trust to the Employee, or (ii) the date twelve (12) months after the date on which the Bank makes the deposit referred to in the first paragraph of this subsection (d)(1), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust pursuant to this Agreement.

          (g) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 8, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 8 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     10.  No Assignments.
          --------------

          (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 8(a) hereof. For purposes of implementing the provisions of this Section 10(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

          (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

     11.  Notice.  For the purposes of this Agreement, notices and all other
          ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the Bank, to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or, in the case of the Employee, to the home address most recently provided to the Bank by the Employee.

     12.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless in writing and signed by both parties, except as herein otherwise provided.

     13.  Paragraph Headings.  The paragraph headings used in this Agreement are
          ------------------
included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
United States to the extent applicable and otherwise by the laws of the State of Iowa.

     16.  Arbitration.  Any dispute or controversy arising under or in
          -----------
connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and the year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                       GRINNELL FEDERAL SAVINGS BANK


                                  By:  ______________________________________


                                       EMPLOYEE



                                       ______________________________________
                                       Katherine A. Rose

                 EMPLOYMENT AGREEMENT, AS AMENDED AND RESTATED
                 ---------------------------------------------


     THIS EMPLOYMENT AGREEMENT ("Agreement"), originally made and entered into as of the 15th day of April, 1994 and subsequently amended and restated as of the 19th day of January, 1996, by and between GRINNELL FEDERAL SAVINGS BANK, Grinnell, Iowa (hereinafter referred to as the "Bank") and William T. Nassif (the "Employee");

     WHEREAS, the Employee is currently serving as Senior Vice President and Chief Operating Officer of the Bank; and

     WHEREAS, the Board of Directors of the Bank recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Bank and/or its holding company, GFS Bancorp, Inc. (the "Holding Company") may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Bank, the Holding Company and its stockholders; and

     WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Holding Company, although no such change is now contemplated; and

     WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 4 hereof;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

     1.  Employment.  The Employee will be employed as Senior Vice President and
         ----------
Chief Operating Officer of the Bank. As Senior Vice President and Chief Operating Officer, Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have other powers and duties as may from time to time be prescribed by the Board, provided that such duties are consistent with the Employee's position as Senior Vice President and Chief Operating Officer. The Employee shall continue to devote his best efforts and substantially all his business time and attention to the business and affairs of the Bank and its subsidiaries and affiliated companies.

     2.  Compensation.
         ------------

         (a) Salary.  The Bank agrees to pay the Employee during the term of
             ------
this Agreement a salary established by the Board of Directors. The salary hereunder as of the Commencement Date (as defined in Section 4 hereof) shall be at least equal to the Employee's salary in effect immediately prior to the Commencement Date. The salary provided for herein shall be payable not less frequently than bi-monthly in accordance with the practices of the Bank, provided, however, that no such salary is required to be paid by the terms of this Agreement in respect of any month or portion thereof subsequent to the termination of this Agreement and provided further, that the amount of such salary shall be reviewed by the Board of Directors not less often than annually and may be increased (but not decreased) from time to time in such amounts as the Board of Directors in its discretion may decide, subject to the customary withholding tax and other employee taxes as required with respect to compensation paid by a corporation to an employee.

         (b) Discretionary Bonuses.  The Employee shall be entitled to
             ---------------------
participate in an equitable manner with all other executive officers of the Bank in discretionary bonuses as authorized and declared by the Board of Directors of the Bank to its executive employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such bonuses when and as declared by the Board of Directors.

         (c) Expenses.  During the term of his employment hereunder, the
             --------
Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with policies and procedures at least as favorable to the Employee as those presently applicable to the senior executive officers of the Bank) in performing services hereunder, provided that the Employee properly accounts therefor in accordance with Bank policy.

         (d) Salary and Bonuses Following Change in Control.  Notwithstanding
             ----------------------------------------------
any other provisions of this Agreement to the contrary, in the event of the Employee's continued employment with the Bank or a successor following a change in control as defined in Section 8(c) of this Agreement, the Employee shall be entitled to receive salary and discretionary bonuses at least equal to the average salary and bonuses received by him for the three years preceding the change in control.

     3.  Benefits.
         --------

         (a) Participation in Retirement and Employee Benefit Plans.  The
             ------------------------------------------------------
Employee shall be entitled while employed hereunder to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's executive employees or for its employees generally.

         (b) Fringe Benefits.  The Employee shall be eligible while employed
             ---------------
hereunder to participate in, and receive benefits under, any other fringe benefits which are or may become applicable to the Bank's executive employees or to its employees generally.

     4.  Term.  The term of employment under this Agreement shall be a period of
         ----
three (3) years commencing on the date of completion of the conversion (the "Conversion") of the Bank from mutual to stock form (the "Commencement Date"), subject to earlier termination as provided herein. Beginning on the first anniversary of the Commencement Date, and on each anniversary thereafter, the term of employment under this Agreement shall be extended for a period of one year unless either the Bank or the Employee gives contrary written notice to the other not less than 90 days in advance of the date on which the term of employment under this Agreement would otherwise be extended, provided that such
                                                             --------
term will not be automatically extended unless, prior thereto, such extension is approved by the Board of Directors following the Board's review of a formal performance evaluation of the Employee performed by the disinterested members of the Board of Directors of the Bank and reflected in the minutes of the Board of Directors. Reference herein to the term of employment under this Agreement shall refer to both such initial term and such extended terms.

     5.  Vacations.  The Employee shall be entitled, without loss of pay, to
         ---------
absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

         (a) the Employee shall be entitled to an annual vacation of not less than four (4) weeks per year;

         (b) the timing of vacations shall be scheduled in a reasonable manner by the Employee; and

         (c) solely at the Employee's request, the Board of Directors shall be entitled to grant to the Employee a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board, in its discretion, may determine.

     6.  Termination of Employment; Death.
         --------------------------------

         (a) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Bank's Board of Directors, other than termination for cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement. If the employment of the Employee is involuntarily terminated, other than for "cause" as provided in this Section 6(a) or pursuant to any of Sections 6(d) through 6(g), or by reason of death or disability as provided in Sections 6(c) or 7, or in connection with or following a change in control as provided in Section 8(a) (in which event the benefits and compensation provided for in Section 8(a) shall apply), the Employee shall be entitled to receive, (i) his then applicable salary for the then-remaining term of the Agreement as calculated in accordance with Section 4 hereof (including any renewal term), plus such salary for an additional 12-month period, payable in such manner and at such times as such salary would have been payable to the Employee under
Section 2 had he remained in the employ of the Bank, and (ii) health insurance benefits as maintained by the Bank for the benefit of its senior executive employees generally over the then-remaining term of the Agreement as calculated in accordance with Section 4 hereof. Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under this
Section 6(a) shall be reduced to the extent that on the date of the Employee's termination of employment, the present value of the benefits payable under clauses (a)(i) and (ii) hereof exceeds the limitation on benefits that is set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision ("OTS"), as in effect on the date of the restatement of this Agreement.

     The terms "termination" or involuntarily terminated" in this Agreement shall refer to the termination of the employment of Employee without his express written consent. The Employee shall be considered to be involuntarily terminated (1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 6(a), pursuant to any of Sections 6(d) through 6(g) or by reason of death or disability as provided in Sections 6(c) and 7; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as Senior Vice President and Chief Operating Officer of the Bank. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee, to a location more than 30 miles from the Bank's main office; (ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee, other than as part of a Bank or Holding Company-wide reduction in staff; or (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Holding Company.

     In case of termination of the Employee's employment for cause, the Bank shall pay the Employee his salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause. For purposes of this Agreement, termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), such meeting and the opportunity to be heard to be held prior to, or as soon as practicable following, termination, but in no event later than 60 days following such termination, stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

         (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon 90 days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee his salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement. The provisions of this Section 6(b) shall not apply to the Employee's voluntary termination of employment within 30 days following a change in control under Section 8(b) of this Agreement; voluntary termination of employment in such circumstances shall be governed by Section 8(b).

         (c) In the event of the death of the Employee during the term of employment under this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of the calendar month in which his death shall have occurred, and the term of employment under this Agreement shall end on such last day of the month.

         (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. (S) 1818(e)(3); (g)(1), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of the obligations which were suspended.

         (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. (S) 1818(e)(4);
(g)(1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

         (f) If the Bank becomes in default (as defined in Section 3(x)(1) of the FDIA, 12 U.S.C. (S) 1813(x)(1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

         (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the OTS or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. (S) 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         (h) In the event the Bank purports to terminate the Employee for cause, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 16 that cause did not exist for such termination, or if in any event it is determined by any such court or arbitrator that the Bank has failed to make timely payment of any amounts owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

     7.  Disability.  If during the term of employment hereunder the Employee
         ----------
shall become disabled or incapacitated to the extent that he is unable to perform the duties of the Senior Vice President and Chief Operating Officer, he shall be entitled to receive disability benefits of the type provided for other senior executive employees of the Bank.

     8.  Change in Control.
         -----------------

         (a) Involuntary Termination.  Notwithstanding any provision herein to
             -----------------------
the contrary, if the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 6(c) through 6(g) or Section 7 of this Agreement) in connection with or within 12 months after a change in control which occurs at any time during the term of employment under this Agreement, the Bank shall pay to the Employee in a lump sum in cash within 10 business days after the Date of Termination (as hereinafter defined) of employment an amount equal to 299% of the Employee's "base amount" of compensation, as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) Voluntary Termination.  If the Employee voluntarily terminates his
             ---------------------
employment hereunder in connection with or within 30 days following a change in control which occurs at any time during the term of employment under this Agreement, the Employee shall be entitled to receive the payment provided by
Section 8(a) hereof in the manner provided by Section 8(a) hereof.

         (c) Definitions.  For purposes of Sections 8, 9 and 11 of this
             -----------
Agreement, "Date of Termination" means the earlier of (i) the date upon which the Bank gives notice to the Employee of the termination of his employment with the Bank, or (ii) the date upon which the Employee ceases to serve as an Employee of the Bank; and "change in control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Holding Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Holding Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Holding Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Holding Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Holding Company itself shall not constitute a "change in control"), or (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Holding Company or the Bank (the "Existing Board") (the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under this Section 8 shall be reduced to the extent that on the date of the Employee's termination of employment, the amount payable under Subsection (a) or (b) of this Section 8 exceeds the limitation on severance benefits that is set forth in Regulatory Bulletin 27a of the OTS, as in effect on the date of the restatement of this Agreement.

     9.  Certain Reduction of Payments by the Bank.  (a)  Anything in this
         -----------------------------------------
Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of
Section 280G of the Code. For purposes of this Section 9, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

        (b) All determinations required to be made under this Section 9 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals or recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on his federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 9, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 9 and shall notify the Employee promptly of such election. Within five business days of the earlier of
(i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 9.

         (c) As a result of uncertainty in application of Section 280G of the Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which
                                                                -- ------
the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) The total of payments to the Employee in the event of involuntary termination of employment under Section 6(a) and Section 8(a) shall not exceed three times his average annual compensation from the Bank over the five most recent taxable years (or, if employed by the Bank for a shorter period, over the period of his employment by the Bank).

         (e) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         (f) (1) Within five business days before or after a change in control as defined in Section 8(c) of this Agreement which was not approved in advance by a resolution of a majority of the Continuing Directors of the Bank, the Bank shall (i) deposit, or cause to be deposited, in a grantor trust (the "Trust") substantially in the form of the trust described in Revenue Procedure 92-64, as issued by the Internal Revenue Service and as amended or superseded thereby, an amount equal to 299% of the Employee's "base amount" as defined in Section 280G(b)(3) of the Code, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

             (2) During the twelve (12) consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to Section 8(a) or (b). Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 8(a) or
(b) hereof, and the party responsible for the payment of the costs of such arbitration (which may include any reasonable legal fees and expenses incurred by the Employee) shall be determined by the arbitrator. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making her determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

             (3) Upon the earlier of (i) any payment from the Trust to the Employee, or (ii) the date twelve (12) months after the date on which the Bank makes the deposit referred to in the first paragraph of this subsection (d)(1), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust pursuant to this Agreement.

         (g) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 8, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 8 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     10.  No Assignments.
          --------------

          (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 8(a) hereof. For purposes of implementing the provisions of this Section 10(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

         (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

     11.  Notice.  For the purposes of this Agreement, notices and all other
          ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the Bank, to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or, in the case of the Employee, to the home address most recently provided to the Bank by the Employee.

     12.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless in writing and signed by both parties, except as herein otherwise provided.

     13.  Paragraph Headings.  The paragraph headings used in this Agreement are
          ------------------
included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
United States to the extent applicable and otherwise by the laws of the State of Iowa.

     16.  Arbitration.  Any dispute or controversy arising under or in
          -----------
connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and the year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                     GRINNELL FEDERAL SAVINGS BANK


                            By:      -----------------------------


                                     EMPLOYEE


                                     -----------------------------
                                     William T. Nassif

                               GFS BANCORP, INC.
                     1993 Stock Option and Incentive Plan

     1. Plan Purpose. The purpose of the Plan is to promote the long-term
        ------------
interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, directors emeritus, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2. Definitions. The following definitions are applicable to the Plan:
        -----------

"Affiliate"- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

"Award"- means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right, or of Restricted Stock, or any combination thereof, as provided in the Plan.

"Bank"- means Grinnell Federal Savings Bank and any successor entity.

"Code"- means the Internal Revenue Code of 1986, as amended.

"Committee"- means the Committee referred to in Section 3 hereof.

"Continuous Service"- means the absence of any interruption or termination of service as a director, director emeritus, advisory director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Option means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of the Bank's advisory directors.

"Corporation"- means GFS Bancorp, Inc., a Delaware corporation.

"Disinterested Person"- means any member of the Board of Directors of the Corporation who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or, (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to Section 21 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

"Employee"- means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

"ERISA"- means the Employee Retirement Income Security Act of 1974, as amended.

"Exercise Price"- means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 13 hereof upon exercise of such Right.

"Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

"Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

"Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

"Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

"Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

"Participant" - means any officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award and any director or director emeritus of the Corporation or the Bank who is granted an Award pursuant to Section 21 hereof.

"Plan" - means the 1993 Stock Option and Incentive Plan of the Corporation.

"Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

"Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 11 hereof with respect to Restricted Stock awarded under the Plan.

"Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 11 hereof, so long as such restrictions are in effect.

"Right" - means a Limited Stock Appreciation Right or a Stock Appreciation
Right.

"Shares" - means the shares of common stock of the Corporation.

"Senior Officer" - means the Corporation's president, principal financial officer, or principal accounting officer, any vice president of the Corporation in charge of a principal business unit, division or function (such as lending, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's

Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

"Stock Appreciation Right"-means a stock appreciation right with respect to Shares granted by the Committee pursuant to Section 6 and 9 hereof.

"Ten Percent Beneficial Owner"-means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     3.  Administration.  The Plan shall be administered by a Committee
         --------------
consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain,and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.  Participation in Committee Awards.  The Committee may select from time
         ---------------------------------
to time Participants in the Plan from those directors, officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5.  Shares Subject to Plan.  Subject to adjustment by the operation of
         ----------------------
Section 12 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares sold in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination of forfeiture has occurred.

     6.  General Terms and Conditions of Options and Rights.  The Committee
         --------------------------------------------------
shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:
(i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any

Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant.

     7. Exercise of Options or Rights.
        -----------------------------

           (a) Except as provide herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

           (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either
(i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

           (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (including total or partial disability and normal or early retirement, but excluding death and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. Notwithstanding the foregoing, if a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service due to normal retirement, and such Participant has served the Corporation or the Bank for at least ten years, the Option or Right granted to such Participant shall become immediately exercisable, and the Participant may exercise such Option or Right only during the shortest of the following periods
(i) the five-year period immediately succeeding such cessation of Continuous Service, or (ii) the period remaining until the expiration of such Option or Right. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

           (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month or five-year periods referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA of the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

     8.  Incentive Stock Options.  Incentive Stock Options may be granted only
         -----------------------
to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9.  Stock Appreciation Rights.  A Stock Appreciation Right shall, upon its
         -------------------------
exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. Notwithstanding the foregoing, no Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Corporation within six months of the date of its grant.

     10.  Limited Stock Appreciation Rights.  At the time of grant of an Option
          ---------------------------------
or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right; provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an

Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Notwithstanding any other provision of the Plan, a Limited
Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date, provided, however, that no Limited Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner within six months of the date of its grant.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

     11.  Terms and Conditions of Restricted Stock.  The Committee shall have
          ----------------------------------------
full and complete authority subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 11, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this
Section 11.

          (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period of not less than six months during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 11, the Shares awarded as Restricted Stock shall vest. Subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this
Section 11 and Section 12 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares.
The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

          (b) Except as provided in Section 14 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement) unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall otherwise have provided in the agreement referred to in paragraph (d) of this Section 11 for the lapse of restrictions with respect to an award of shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

          (c) Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

           "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1993 Stock Option and Incentive Plan of GFS Bancorp, Inc. and an Agreement entered into between the registered owner and GFS Bancorp, Inc. Copies of such Plan and Agreement are on file in the offices of the Secretary of GFS Bancorp, Inc., 1025 Main Street, Grinnell, IA 50112."

          (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

          (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or specified portion thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 11 or (ii) the forfeiture of such shares under paragraph (b) of this Section 11, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

          (f) At the expiration or lapse of the restrictions imposed by paragraph (a) of this Section 11, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 11 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 11 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 11.

     12.  Adjustments Upon Changes in Capitalization.  In the event of any
          ------------------------------------------
change in the outstanding Shares subsequent to the effective date of the Plant by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 11 hereof.

     13.  Effect of Merger.  In the event of any merger, consolidated or
          ----------------
combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee. Unless the Committee shall have provided otherwise in the agreement referred to in paragraph (d) of Section 11 hereof, in the event of any such merger, consolidation or combination any Restricted Period shall lapse with respect to Shares of Restricted Stock awarded at least six months prior to such event, all such Shares shall be fully vested in the Participants to whom such Shares were awarded, and the holders of such Shares shall be eligible to receive in respect thereof the full amount receivable per Share in such merger, consolidation or combination.

     14.  Effect of Change in Control.  Each of the events specified in the
          ---------------------------
following clauses (i) through (iii) of this Section 14 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation; provided, however, that the occurrence of any such events shall not be deemed a "change in control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the Corporation. If the Continuous Service of any Participant of the Corporation or any Affiliate is involuntarily terminated for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 11 hereof, any Restricted Period with respect to Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of sixty days following such date, after which they shall revert to being exercisable in accordance with their terms; provided, however, that no Option or Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Corporation within six months of the date of grant of such Option or Stock Appreciation Right and no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

    15. Assignments and Transfers. No Award nor any right or interest of a
        -------------------------
Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or, in the case of Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

    16. Employee Rights Under the Plan. No director, officer or employee shall
        ------------------------------
have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

    17. Delivery and Registration of Stock. The Corporation's obligation to
        ----------------------------------
deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such securities act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

    This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

    18. Withholding Tax. Upon the termination of the Restricted Period with
        ---------------
respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall retain a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

    The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares.

    No discretion or choice shall be conferred upon any Participant, or other Person entitled to receive Shares, with respect to the form, timing or method of any such tax withholding.

     19.  Amendment or Termination.  The Board of Directors of the Corporation
          ------------------------
may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 12 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan (except pursuant to Section 12), (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     20.  Effective Date and Term of Plan.  The Plan shall become effective upon
          -------------------------------
its adoption by the Board of Directors of the Corporation, subject to the Bank converting to a stock institution and approval of the Plan by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 19 hereof.

    21.  Initial Grant.  By, and simultaneously with, the adoption of this Plan,
         -------------
each non-employee member of the Board of Directors with over 25 years of service to the Bank, each non-employee member of the Board of Directors with 10 to 25 years of service to the Bank, each director emeritus of the Bank, each non-employee member of the Board of Directors of the Bank with over three but less than 10 years of service to the Bank and each other non-employee member of the Board of Directors of the Bank at the time of the Bank's conversion to stock form is hereby granted a ten-year, Non-Qualified Stock Option to purchase a number of shares equal to .63%, .45%, .45%, .36% and .27%, respectively, of the shares issued in the Bank's conversion to stock form at an Exercise Price per share equal to the per share price at which Shares are sold in the conversion. In addition, each director of the Bank who is not a full-time employee elected after the completion of the Bank's conversion to stock form is hereby granted as of the date he or she is elected and qualified ("election date") a ten-year Non-Qualified Stock Option to purchase a number of shares equal to .27% of the shares sold in the Bank's conversion at the applicable market price on the election date. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All options granted pursuant to this Section 21 shall be rounded down to the nearest whole share to the extent necessary to ensure that no options to purchase stock representing fractional shares are granted.

     22. Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

                               GFS BANCORP, INC.

                        RECOGNITION AND RETENTION PLAN

     1.  Plan Purpose.  The purpose of the Plan is to promote the long-term
         ------------
interests of the Corporation and its stockholders by providing a means for attracting and retaining executive officers of the Corporation and its Affiliates.

     2.  Definitions.  The following definitions are applicable to the Plan:
         -----------

"Award"-means the grant by the Committee of Restricted Stock, as provided in the Plan.

"Affiliate"-means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(c) and (f), respectively, of the Code.

"Code"-means the Internal Revenue Code of 1986, as amended.

"Committee"-means the Committee referred to in Section 7 hereof.

"Continuous Service"-means the absence of any interruption or termination of service as an executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to a director emeritus, continuous service shall mean availability to perform such functions as may be required of the Corporation's or the Institution's directors emeriti.

"Corporation"-means GFS Bancorp, Inc., a Delaware corporation.

"Disinterested Person"-means any members of the Board of Directors of the Corporation who within the prior year has not been, and is not being, granted any awards related to the shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities.

"ERISA"-means the Employee Retirement Income Security Act of 1974, as amended.

"Institution"-means Grinnell Federal Savings Bank, a savings institution and its predecessors and successors.

"Participant"-means any director or director emeritus of the Corporation or any affiliate who is granted an award pursuant to Section 9 or any executive officer or employee of the Corporation of any Affiliate who is selected by the Committee to receive an Award.

"Plan"-means the Recognition and Retention Plan of the Corporation.

"Restricted Period"-means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

"Restricted Stock"-means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

"Shares"-means the common stock, par value $0.01 per share, of the Corporation.

     3.  Terms and Conditions of Restricted Stock.  The Committee shall have
         ----------------------------------------
full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (e) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, which shall not be less than six months, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this
Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c) and (d) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

     (b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this
Section 3 will be free of those restrictions and shall not be forfeited.

     (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Recognition and Retention Plan of GFS Bancorp, Inc. Copies of such Plan are on file in the offices of the Secretary of GFS Bancorp, Inc., 1025 Main Street, Grinnell, IA 50112."

     (d) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or specified portion thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or (ii) the forfeiture of such shares under paragraph (b) of this Section 3, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

     (e)  At the expiration of the restrictions imposed by paragraph (a) of this
Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3.

     4.  Adjustments Upon Changes in Capitalization.  In the event of any
         ------------------------------------------
change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

     5.  Effect of Change in Control.  Each of the events specified in the
         ---------------------------
following clauses (i) through (iii) of this Section 5 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Corporation, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation, or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation; provided, however, that the occurrence of any such events shall not be deemed a "change in control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the "Disinterested Directors" (as that term is defined in the Corporation's Certificate of Incorporation) of the Corporation. If the Continuous Service of any Participant of the Corporation is involuntarily terminated for whatever reason, at any time within twelve months after a change in control, unless the Committee shall have otherwise provided, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded.

     6.  Assignments and Transfers.  No Award nor any right or interest of a
         -------------------------
Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

    7.  Administration.  The Plan shall be administered by a Committee
        --------------
consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     8.  Shares Subject to Plan.  Subject to adjustment by the operation of
         ----------------------
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares sold in the Institution's conversion to stock form. The shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

     9. Director Awards. By, and simultaneously with the adoption of this Plan,
        ---------------
each member of the Board of Directors of the Institution or director emeritus at the time of the Institution's conversion to stock form who is not a full-time employee, is hereby granted an Award of Restricted Stock equal to .13% of the shares issued in connection with the Institution's conversion to stock form. In addition, subject to availability, each non-employee director of the Institution elected after the completion of the Institution's conversion to stock form is hereby granted (as of the date he or she is elected and qualified) an Award of Restricted Stock equal to the dollar value of the Award (as determined on the date of the conversion) granted to each director at the time of the conversion who was not a full-time employee, at the then applicable market price. No Award granted pursuant to this section shall vest in any year in which the Institution is not in compliance with its capital requirements. The Awards granted pursuant to this section shall vest at a rate of one third of the Award per year commencing on the one year anniversary from the date of grant. All Awards granted pursuant to this Section 9 shall be rounded down to the nearest whole share to the extent necessary to ensure that no fractional shares are issued.

    10. Employee Rights Under the Plan. No officer or employee shall have a
        ------------------------------
right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or an Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation, the Institution or any Affiliate.

    11. Withholding Tax. Upon the termination of the Restricted Period with
        ---------------
respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

    12. Amendment or Termination. The Board of Directors of the Corporation may
        ------------------------
amend, suspend or terminate the Plan or any portion thereof at any time, provided however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

    Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, as amended, such provisions may not be amended more than once every six months, other than to compare with changes in the Code, ERISA or the rules thereunder.

    13. Term of Plan. The Plan shall become effective upon the adoption by the
        ------------
Boards of Directors of the Corporation, subject to the Institution's completion of the conversion to stock form. It shall continue in effect for a term of ten years unless sooner terminated under Section 2 hereof.

[LETTERHEAD OF BANK
COMPENSATION
STRATEGIES GROUP
APPEARS HERE]





                         GRINNELL FEDERAL SAVINGS BANK

                                GRINNELL, IOWA

                                 Bank Plan(TM)

                                Owner's Manual

                           Salary Continuation Plan

                                March 18, 1993





           Copyright (C) 1989 by Bank Compensation Strategies, Inc.

3600 West 60th Steet, Suite 200
Minneapolis, MN 55431
(612)893-6767 Fax: (612) 893-6797

                               Table of Contents


Introduction............................................................1
Summary of Your Bank Plan /TM/..........................................2
Accounting Guidelines...................................................4
        Accounting for the Insurance Policies...........................4
                Subsidiary Accounts.....................................5
                Surrender Charges.......................................5
                Income Taxes and Deferred Income Taxes..................6
                Call Report Treatment...................................6
        Accounting for the Salary Continuation Plans....................7
                Subsidiary Accounts.....................................8
                Income Taxes and Deferred Income Taxes..................8
                Call Report Treatment...................................8
Documentation and Approval of Your Bank Plan/TM/........................8
Bank Regulatory Issues..................................................8
Contact People in our Company...........................................9

                                 Introduction

Your bank has purchased an executive compensation plan designed by Bank Compensation Strategies Group through our Executive Benefits Consultants, Rich Chapman and Wally Hilgenberg of Chapman and Hilgenberg, Inc, in Bloomington, Minnesota.

Bank Compensation Strategies Group is a Minneapolis, Minnesota based company. Our business is designing and marketing non-qualified executive compensation products for executives of banks and other financial institutions. This is our only business and our objective is to provide you with high quality products and superior advice and service. We operate through a network of executive benefits consultants throughout the midwestern and western United States.

Our products are endorsed and recommended by the American Bankers Association, the California Bankers Association, the Colorado Bankers Association, the Connecticut Bankers Association, the Georgia Bankers Association, the Community Bankers Association of Illinois, the Indiana Bankers Association, the Iowa Independent Bankers Association, the Iowa League of Savings Institutions, the Kansas Bankers Association, the Louisiana Bankers Association, the Minnesota Bankers Association, the Mississippi Bankers Association, the Montana Bankers Association, the Nebraska Bankers Association, the Missouri League of Savings Institutions, the New Mexico Bankers Association, the North Dakota Bankers Association, the Oklahoma Bankers Association, the Pennsylvania Bankers Association, the Savings League of Minnesota, the South Carolina Bankers Association, the South Dakota Bankers Association, the Tennessee Bankers Association, the Texas Bankers Association, the Utah Bankers Association, the Vermont Bankers Association, the Independent Bankers Association of Wisconsin, and the Wyoming Bankers Association.

We have prepared this Owners' Manual to provide you with a "plain English" description of the plan which you have purchased, provide you with information concerning records you would maintain concerning the plan at your bank, provide guidance concerning the accounting procedures and issues concerning your plan, describe the type and frequency of correspondence you should expect to receive in the future and provide you with the names of experienced contact people at our offices should you have any questions or if you need assistance. Please do not hesitate to telephone us if we can be of assistance.

                        Summary of Your Bank Plan /TM/
                        ------------------------------


Salary Continuation Plan

The proposals prepared for your bank contemplated the establishment of Salary Continuation Plans to provide retirement income for the following individuals:

                                                Annual          Duration of
                              Retirement      Retirement        Retirement
    Name          Birthdate      Age            Benefit           Benefit
--------------------------------------------------------------------------------
LeRoy Meredith    10-11-42        55            30,000            7 years


A Salary Continuation Plan (SCP) is a non-qualified, executive benefit plan in which the bank agrees to pay the executive additional benefits in the future, usually at retirement, in return for continued current satisfactory performance by the executive, One of the primary reasons for a bank to use this type of fringe benefit is to attract and keep valuable employees. Because the SCP is a non-qualified plan, unlike a 401(k) plan or a pension plan, which are qualified plans under the Internal Revenue Service guidelines, the bank can selectively reward certain key executives without regard to the non-discrimination requirements of qualified plans. Through the use of non-qualified plans, a bank can selectively reward its key executives in a manner which encourages longevity and loyalty.

The SCP is embodied in a written agreement between the bank and the executive(s) selected to participate in the Plan. The SCP is an unfunded plan, which means that the executive has no rights under the agreement beyond those of a general creditor of the bank, and there are no specific assets set aside by the bank in connection with the establishment of the Plan. The SCP is not an employment contract and, if the covered executive leaves the bank's employ, either voluntarily or involuntarily, the agreement terminates and the executive receives no benefits, except for vesting, which may or may not be provided for in the agreements.

The accounting rules concerning deferred compensation plans, including Salary Continuation Plans, require that the bank accrue sufficient expenses so that the present value of the benefits to be paid to the executive at retirement is reflected as a liability on the bank's books by the time of retirement. The SCP typically provides that, if the covered executive dies prior to or during retirement, the bank will pay the benefits set forth in the agreement to the deceased executive's beneficiary or estate.

The Salary Continuation Plans proposed by BCS are typically informally linked with a single premium universal life insurance policy, which is purchased by the bank in connection with its implementation of the salary continuation agreement. The executive is the insured under the policy, but the bank is the owner and the beneficiary of the policy. The executive has no claim on the insurance policy, its cash value or the proceeds thereof. Our company uses single premium insurance policies because this type of policy is the most efficient way for a financial institution to purchase life insurance on its officers and directors. While the insurance contract is generally established simultaneously with the execution of a salary continuation agreement, there is no direct linkage between the two.

The insurance purchased by your bank in connection with the SCP is as follows:

Name of           Insurer and            Single Premium        Initial Net
Insured           Policy No.             Insurance Deposit     Insurance
================================================================================
LeRoy Meredith    A. Hamilton 8531623           85,000          125,000
LeRoy Meredith    TMG Life     536405           85,000          126,000

The cash surrender value of the single premium insurance policy(ies) is carried on the bank's books in "other assets" consistent with generally accepted accounting principles and the instructions for the regulatory Reports of Income and Condition.

During the pre-retirement period, there are no tax consequences to the covered executive with respect to the salary continuation agreement and there are no tax deductions to the bank in connection with the Plan. The cash value of the insurance policy increases through interest credited by the insurance company, and the policy earnings are often sufficient to cover the mortality costs of the insurance and the expense accruals for the SCP retirement benefits. The increase in the Insurance cash value is not taxable income.

After retirement, the benefit payments to the executive are taxable income and are tax deductible expenses to the bank as they are paid. If the executive were to die, either prior to or during retirement, the bank would receive the insurance proceeds from the policy tax free, except for possible alternative minimum taxes, and the payments made by the bank to the executive's beneficiary or estate would be tax-deductible expenses to the bank. Since the present value of the bank's obligation to the executive has been booked as of the retirement date, the impact on the bank's income statement after retirement is minimal.

The combination of tax-preferred income generated by the cash value of the insurance policy, the tax-free insurance death benefit proceeds to the bank and fully tax-deductible benefit payments by the bank are the economic reasons that a bank can often provide this significant fringe benefit to its executives at little or no cost to the bank. The Salary Continuation Plan is often designed as a "golden handcuff" arrangement, providing incentive for an executive to remain with the bank until retirement.

The policies purchased by your bank are a form of flexible payment universal life insurance which is paid for in a single premium at the inception of the policy.

The policy cash value is an earning asset for the bank which earns interest at a rate that is linked to an index of Interest rates of U.S. Treasury obligations. The policy interest rate may be adjusted by the insurance company each year.
The policy interest rates will generally rise and fall with the general level of interest rates in the economy, much the same as your bank's cost of funds may fluctuate. Each month the income is credited to the policy value and the insurance mortality cost is charged against the policy value. The policy income typically exceeds the mortality costs and the policy equity value increases each month.

The insurance policy can be redeemed at any time for the net cash surrender value. However, because of the particular characteristics of the type of insurance policy your bank has purchased, there may be income tax consequences associated with redeeming the policy prior to death of the insured or borrowing against the policy cash surrender value. Given the nature of a bank's assets, it would appear that access to the policy values for liquidity purposes would be most unlikely in the ordinary course of business. We recommend that you contact us or consult with your tax advisor prior to any cash withdrawals or policy loans.

Should an individual covered by insurance leave the bank's employ, the insurance need not be surrendered. A policy on one individual can be transferred to one or more of the bank's other executives for a nominal cost, however, there would be an adjustment to the mortality costs of the policy, depending on the age and insurability of the new insured person. By taking advantage of this feature, the bank can avoid any policy surrender charges.

The insurance policies purchased by your bank were issued by high quality, well capitalized insurance companies and you will receive periodic financial data on the insurer to enable you to monitor the insurer's financial condition and performance. In order to minimize credit risk and achieve diversification, the insurance policies purchased by your bank may have been issued by more than one insurance company. In the event that you desire to reduce the bank's financial exposure to a particular insurer, an existing policy can be exchanged for a new policy with another insurer on a tax free basis by way of an exchange under
Section 1035 of the Internal Revenue Code,, which is similar in concept to an Individual Retirement Account (IRA) roll over. This type of transaction would be subject to the underwriting requirements of the new insurer and there would be additional policy load charges on the new policy.

Report to the Department of Labor

Because the Employee Retirement Income Security Act (ERISA) has an impact on executive benefit plans other than qualified retirement plans, your bank must comply with the reporting requirements of ERISA. The Secretary of Labor has established a simplified reporting format to satisfy this requirement. The Department of Labor must be notified that the plan was adopted, that a copy of the plan will be provided upon request, and that the plan covers only highly compensated executives. The notice must be filed with the Secretary of Labor within 120 days after the inception of the plan. A letter which satisfies this requirement was provided to you shortly after the adoption of the plan for filing with the Department of Labor. Please contact us if you did not receive this letter and we will provide an additional copy.

                             Accounting Guidelines
                             ---------------------

When your bank made the wire transfer of funds to purchase the insurance policies to commence the plan, we sent a letter to you which provided the initial accounting entries necessary to account for the plan on the bank's books. This section of the manual will provide you with a general discussion of the accounting principles concerning the single premium insurance policies and the Salary Continuation Plan (SCP). The two elements of the plan, the key executive insurance and the SCP should be accounted for separately.

Accounting for the Insurance Policies
-------------------------------------

The accounting rules, Financial Accounting Standard Board Technical Bulletin No. 85-4, Accounting for Purchases of Life Insurance, provide that the amount that could be realized under the insurance contract should be reported as an asset.

When your bank wire transferred funds for the purchase of the insurance policy(ies), a cash surrender value asset should have been recorded for the amount of the single premium deposit, less the 2 percent policy load which was written off as an expense. Each month thereafter, the insurance mortality costs should be reported as an expense which reduces the cash surrender value and the policy earning should be recorded as income, which in-creases the cash surrender value asset. The mortality costs and the policy income are recorded at the end of each month.

At the end of the calendar year, you will receive a year-end statement on each individual insurance policy directly from the insurance company. The annual statement will detail the income and expenses associated with each policy and the year-end cash surrender value. You should use the year-end statements to assure that your books balance to the insurance company's cash value figures. Usually there are minor adjustments that have to be made.

Each July you will receive a letter from our office which will be accompanied by an individual letter from the insurance company for each policy. This letter will advise you of any change in the policy interest rate and will contain a forecast of the income and expenses and policy equity values for the next 12-month period (July to June). You should use the projections to adjust your monthly entries for mortality costs and policy earnings for the next 12 month period.

At each annual anniversary of the insurance policy(ies), you will receive a statement of activity for each policy from the insurance company. This statement can also be used to assure that your records are in balance with the insurance company's records.

                              Subsidiary Accounts
                              -------------------

We recommend that you establish a subsidiary record for each individual insurance policy to assure that your records properly reflect the carrying value of each individual policy and to facilitate balancing your books with the periodic correspondence form the insurance company.

                               Surrender Charges
                               -----------------

The insurance contracts contain a surrender charge of 2 percent of the original single premium deposit which is imposed at the beginning of year 2 and again at the beginning of year 3. From year 3 through year 10, the total 4 percent surrender charge remains in effect. You will not actually incur this charge unless you turn the policy in; however, because the accounting rules (Financial Accounting Standards Board Technical Bulletin No. 85-4, Accounting for Purchases of Life Insurance) require that insurance be carried on your books at the cash surrender value, we recommend that you record the surrender charges and reduce the cash value on your books in years 2 and 3. This accounting entry on your books does not affect the actual "equity" value of the policy and there is no reduction in the policy income. In the materials and statements from the insurance company, the "surrender value" is the difference between the policy equity value and the surrender charge.

Another way to handle the bookkeeping for the surrender charges is to establish a separate general ledger or subsidiary account to record the surrender charges. Rather than credit the cash surrender value asset account directly to reflect the surrender charges, credit the separate surrender charge account. The credit balance surrender charge account would be carried on the asset side of the balance sheet, and netted out against the cash surrender value asset account similar to the balance sheet handling of the allowance for loan losses account. Since the periodic account statements and projections from the insurance companies reflect gross policy "equity" values, carrying the surrender charges separately should facilitate periodic balancing of the bank's books to the statements from the insurance company.

After year 10, the surrender charges no longer apply and the cash value of the policy will be equal to the equity value of the policy. At this point, your cash surrender value asset account can be increased by the amount of the surrender charge with a corresponding credit to income.

Although the accounting guidelines for life insurance policies are as outlined above, many CPAs have taken the position that the surrender charge need not be booked because it is not a material item with respect to an institution's overall financial position. Please feel free to consult your independent accountant concerning accounting for the surrender charge or any other accounting matter concerning this plan.

                    Income Taxes and Deferred Income Taxes
                    --------------------------------------

The insurance premiums paid are not tax deductible and the death benefits are received tax free except for possible alternative minimum taxes.

The annual increase in the insurance policy cash surrender value is not included in taxable income unless the insurance policies are cashed in or surrendered. Depending on the date of the policy, a cash distribution or withdrawal from an insurance policy may result in taxable income.

With respect to alternative minimum taxes, a portion of the annual net increase in the policy cash surrender value will be included in "adjusted current earnings" when calculating alternative minimum taxes. If the alternative minimum tax is greater than the regular income tax, the taxpayer must pay the alternative tax; however, the difference between the alternative tax and the regular tax becomes a minimum tax credit that can be carried forward indefinitely to future years as a tax credit against regular income tax. This discussion of alternative minimum taxes is based on proposed regulations issued by the Internal Revenue Service on May 2, 1990.

With respect to deferred taxes, in connection with its implementation of Financial Accounting Standard No. 96, Accounting for Income Taxes, on
August 3, 1988, the Financial Accounting Standards Board issued an "action alert" which indicated that "...[a] tax planning strategy to hold a life insurance policy until the death of the insured would eliminate a deferred tax liability for the excess of cash surrender value over premiums paid if the second criteria for tax strategies is met, that is, if no significant future cash payments for premiums or interest would be required to keep the policy in force until the death of the insured." Since the insurance policies used in your benefit plan are single premium policies, no further payments are required to keep the insurance in force and it is unlikely that a financial institution would have to borrow against the policy cash value. Provided that your tax planning strategy is to hold the policy until the death of the insured, there is no need to record deferred taxes against the policy income.

                             Call Report Treatment
                             ---------------------

The instructions for the Consolidated Reports of Income and Condition ("Call Reports") indicate with respect to Schedule RC -- Balance Sheet, that the cash surrender value of life insurance policies be reported in Other Assets.

With respect to Schedule RI -- Income Statement, the insurance policy income should be included in "Other non-interest income." Expenses associated with the insurance policies (load, mortality and surrender charges) should be included in "Other non-interest expense."

Accounting for the Salary Continuation Plans
--------------------------------------------

By establishing a salary continuation plan, your bank has agreed to pay the covered executive a future benefit beginning at a specific date in the future. As of the date of retirement, the bank must have accrued a liability equal to the then present value of the payments to be made during the post retirement period. To provide for this liability, an amount is accrued and expensed each year of active employment that results in the present value of the retirement benefits. In our proposals, the interest method is used in determining the annual accrual amounts.

The entries provided to you by letter at the inception of the plan listed the amounts that should be accrued each month for the first year of the plan, beginning with the date that the salary continuation plan was established. To determine the amounts to be accrued in the second and subsequent years of the plan, you need to refer to the final proposal that was provided to you by our executive benefits consultant. In our current proposals, the information you need is contained in the section titled "Detailed Benefit Plan Financial Data", on the page headed "Participant Balance Sheet and Policy Data". The second column from the left on that page is headed "Accrued Salary Continuation Liability". The figures in this column are the balances that should be accrued at each anniversary of the plan. To determine the monthly accruals for year 2 of the plan, subtract the year end accrued balance at the end of year 1 from the amount indicated as the accrued balance for year two and divide by 12. To determine the monthly accruals for year three, perform the same calculation using the year 2 balance subtracted from the year three balance and divide by 12. For example, if the figures were as follows:

       Plan Year                        Accrued Salary Continuation Liability
       ---------                        -------------------------------------

           1                                           -22,627
           2                                            47,624
           3                                            75,238
           4                                           105,743

The monthly accrual for year two would be computed as follows:

           Year 2 ending balance                       $47,624
           Year 1 ending balance                        22,627
                                                       -------
           Amount to be accrued during
            year 2                                      24,997

           Divided by 12                               $24,997
                                                       -------
                                                            12

           Monthly accrual year 2                 =     $2,083

If the salary continuation plan was established effective, for example, March 15, 1989, as of March 15, 1991 (two years later) your bank's books should reflect a liability account with a balance of $47,624, using the figures from our example above.

If your plan was purchased prior to April 1990, the proposal format used by our executive benefits consultants was a computer printout entitled "Summary of Plan Benefits". On page six of that document, called the Pre-Retirement Summary, the figures referred to above are in the column "Accrued Salary Continuation Liability".

Because the interest method is used in determining the salary continuation accrual schedule, the accruals in the later years are higher than in the early years. The plan was designed in such a manner to minimize the impact of the accruals on your income statement. The insurance policy income is projected to increase significantly in later years because of compounding, so the higher expense accruals will be matched with higher insurance policy income. The accrual schedules in our proposals are generally based on a 10 percent interest or discount rate.

                              Subsidiary Accounts
                              -------------------

We recommend that you establish a separate subsidiary liability account for each executive who is covered by a salary continuation plan at your bank. Unless the terms of the salary continuation plan agreements are revised or amended, the accrual schedules illustrated in the final proposal to your bank will not change and can be used for each year of the plan as discussed in the preceding section of this manual.

                    Income Taxes and Deferred Income Taxes
                    --------------------------------------

The establishment of a salary continuation plan may affect your bank's deferred taxes because you may be able to record a credit in the income statement against the expense accruals for the SCP. The calculations concerning deferred taxes are complex and unique to each individual bank's tax situation and we recommend that you consult with your CPA concerning deferred taxes.

The accruals for The SCP are not tax deductible expenses to the bank and are not taxable income to the bank executive. When the payments are actually made to the executive after retirement, those cash payments are tax deductible expenses to the bank and taxable income to the recipient.

                             Call Report Treatment
                             ---------------------

The accrued expenses for the SCP should be included in Non-interest expenses, specifically, salaries and employee benefits, in Schedule RI -- Income Statement.

With respect to Schedule RC -- Balance Sheet, the balance of the liability account for amounts accrued for the SCP should be reported in Other liabilities.

Documentation and Approval of Your Bank Plan /TM/
-------------------------------------------------

The establishment of the Salary Continuation Plan(s) and the purchase of insurance on the lives of the bank's executives should have been approved by your bank's board of directors or by an appropriate committee thereof.

The salary continuation plans established by your bank should be in writing and should contain all of the terms of the agreement between the bank and the covered executive.

Our executive benefits consultant may have provided you courtesy copies of sample agreements for the salary continuation plans. We recommend that your bank's attorney either prepare or review the agreements prior to their execution.

Bank Regulatory Issues
----------------------

Bank examiners and the various bank regulatory agencies will expect: that your bank account for the benefit plans and the related insurance policies consistent with generally accepted accounting principles; that the benefit plans are covered by written agreements between the bank and the covered executives; that the benefit plan and related insurance be properly approved by your board of directors; that you are dealing with a high quality insurance company; that you maintain current financial data on the insurance comapny(ies) and that the amount of cash surrender value of insurance with any one company is reasonable in relation to your bank's capital and reserves.

We are familiar with expectations of the bank regulatory agencies and your Bank Plan (TM) has been designed accordingly.

Please feel free to refer any questions from bank examiners to us.

Contact People in our Company
-----------------------------

Kevin Murphy, Compliance and Banker Service
Kathy Cooper, Broker and Policy Service

Bank Compensation Strategies Group
3600 West 80th Street, Suite 200
Minneapolis, MN 55431
612-893-6767